Exhibit 99.2
Bob Evans Farms, Inc.
Earnings Release Fact Sheet (unaudited)
Fiscal 2010 – Quarter 1
Note: amounts are in thousands, except per share amounts
First quarter (Q1), ended July 24, 2009, compared to the corresponding period a year ago:

	Consolidated Results				Restaurant		Food Products
	Q1	% of	Q1	% of	Q1	Q1	Q1	Q1
	2010	sales	2009	sales	2010	2009	2010	2009
Net sales	$429,480		$440,287		$359,815	$368,143	$69,665	$72,144

Cost of sales	125,494	29.2%	130,396	29.6%	24.5%	25.5%	53.8%	50.6%
Operating wages	150,051	34.9%	152,705	34.7%	39.3%	39.1%	12.5%	12.2%
Other operating	69,451	16.2%	73,560	16.7%	18.2%	18.9%	5.3%	5.4%
S,G, & A	38,362	8.9%	40,167	9.1%	7.1%	6.8%	18.5%	20.8%
Depr. & amort	20,983	4.9%	19,939	4.6%	5.2%	4.9%	3.1%	2.7%

Operating income	25,139	5.9%	23,520	5.3%	5.7%	4.8%	6.8%	8.3%

Interest	2,740	0.7%	2,885	0.6%

Pre-tax income	22,399	5.2%	20,635	4.7%

Income taxes	6,284	1.4%	6,826	1.6%

Net income	$16,115	3.8%	$13,809	3.1%

EPS — basic	$0.52		$0.45
EPS — diluted	$0.52		$0.45

Dividends paid per share	$0.16		$0.14
Weighted average shares outstanding:

Basic	30,841		30,729
Dilutive stock options	101		173

Diluted	30,942		30,902

Shares outstanding at quarter end	30,991		30,880

•	Income taxes, as a percentage of pre-tax income, were 28.1% vs. 33.1%
Fiscal 2010 — Quarter 1 p 1

Consolidated Q1 Review:
•	Net sales decreased 2.5% ($429.5 million vs. $440.3 million).

•	Operating income increased 6.9% ($25.1 million vs. $23.5 million).

•	Pre-tax income increased 8.5% ($22.4 million vs. $20.6 million).

•	Effective tax rate was 28.1% compared to 33.1%.

•	Net income increased 16.7% ($16.1 million vs. $13.8 million).

•	Diluted EPS was $0.52 vs. $0.45.

•	The first quarter results of fiscal 2009 included the impact of the following:
o	Consolidated and restaurant results for the first quarter of fiscal 2009 included a pre-tax charge of $0.7 million related to a legal settlement that is reflected in S,G&A.
Fiscal 2010 — Quarter 1 p 2

Restaurant Q1 Review:
•	Overall restaurant sales decreased 2.3% ($359.8 million vs. $368.1 million).

•	Nominal same-store sales decreased 3.0% at Bob Evans Restaurants and decreased 6.4% at Mimi’s.

•	Operating income increased 16.1% ($20.4 million vs. $17.6 million).

•	Operating margin was 5.7% compared to 4.8%.

•	Restaurants in operation at quarter end were: 569 Bob Evans Restaurants and 144 Mimi’s. 571 Bob Evans Restaurants and 135 Mimi’s were in operation a year ago.

•	Restaurant openings, by quarter:
Bob Evans Restaurants:

Fiscal	Beginning								Full			Ending
Year	Total	Q1	Q2		Q3		Q4		Year		Closings	Total
2010	570	0	0	e	0	e	0	e	0	e	1	569	e
2009	571	0	0		0		1		1		2	570
2008	579	0	0		1		1		2		10	571
2007	587	4	1		3		2		10		18	579
2006	591	6	6		3		5		20		24	587
Mimi’s Cafes:

Fiscal	Beginning								Full			Ending
Year	Total	Q1	Q2		Q3		Q4		Year		Closings	Total
2010	144	0	1	e	1	e	0	e	2	e	0	146	e
2009	132	3	4		2		3		12		0	144
2008	115	1	2		8		6		17		0	132
2007	102	2	1		3		7		13		0	115
2006	92	1	2		1		6		10		0	102
Consolidated Restaurants:

Fiscal	Beginning								Full			Ending
Year	Total	Q1	Q2		Q3		Q4		Year		Closings	Total
2010	714	0	1	e	1	e	0	e	2	e	1	715	e
2009	703	3	4		2		4		13		2	714
2008	694	1	2		9		7		19		10	703
2007	689	6	2		6		9		23		18	694
2006	683	7	8		4		11		30		24	689
Fiscal 2010 — Quarter 1 p 3

•	Rebuilt restaurant openings, by quarter:

Fiscal
Year	Q1	Q2	Q3	Q4	Full Year
2010	1	1e	0e	0e	2e
2009	1	3	0	0	4
2008	2	2	1	3	8
2007	1	1	1	1	4
2006	6	4	3	1	14
•	Bob Evans Restaurants same-store sales analysis (24-month core; 560 restaurants):

	Fiscal 2010			Fiscal 2009			Fiscal 2008
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	(2.8)	2.7	(5.5)	4.4	2.8	1.6	0.9	2.0	(1.1)
June	(2.5)	2.2	(4.7)	0.9	2.9	(2.0)	4.0	2.6	1.4
July	(3.7)	2.3	(6.0)	1.1	2.9	(1.8)	4.4	2.6	1.8

Q1	(3.0)	2.4	(5.4)	2.0	2.9	(0.9)	3.2	2.4	0.8

August				(0.6)	2.9	(3.5)	4.3	2.6	1.7
September				0.1	2.9	(2.8)	0.4	2.6	(2.2)
October				(0.9)	2.9	(3.8)	(1.9)	1.8	(3.7)

Q2				(0.5)	2.9	(3.4)	0.7	2.3	(1.6)

November				(3.1)	3.5	(6.6)	2.1	2.8	(0.7)
December				3.8	3.2	0.6	1.1	3.2	(2.1)
January				(5.7)	3.0	(8.7)	1.2	2.3	(1.1)

Q3				(1.3)	3.3	(4.6)	1.5	2.8	(1.3)

February				(1.5)	3.2	(4.7)	3.3	2.4	0.9
March				(1.9)	3.2	(5.1)	0.1	2.4	(2.3)
April				(1.6)	3.2	(4.8)	1.7	2.4	(0.7)

Q4				(1.6)	3.2	(4.8)	1.7	2.4	(0.7)

Fiscal year				(0.3)	3.1	(3.4)	1.8	2.5	(0.7)
Fiscal 2010 — Quarter 1 p 4

•	Mimi’s Cafe same-store sales analysis (24-month core; 115 restaurants):

	Fiscal 2010			Fiscal 2009			Fiscal 2008
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	(6.9)	2.4	(9.3)	(5.0)	2.6	(7.6)	(0.4)	4.0	(4.4)
June	(5.0)	2.3	(7.3)	(6.0)	2.7	(8.7)	(0.1)	4.0	(4.1)
July	(7.2)	2.3	(9.5)	(8.1)	2.7	(10.8)	(1.5)	3.9	(5.4)

Q1	(6.4)	2.3	(8.7)	(6.5)	2.7	(9.2)	(0.7)	4.0	(4.7)

August				(7.2)	2.7	(9.9)	(1.9)	3.9	(5.8)
September				(8.2)	2.7	(10.9)	(2.0)	3.9	(5.9)
October				(9.3)	2.8	(12.1)	(0.8)	3.7	(4.5)

Q2				(8.3)	2.7	(11.0)	(1.5)	3.8	(5.3)

November				(10.4)	3.0	(13.4)	(1.9)	2.8	(4.7)
December				(2.0)	2.8	(4.8)	(1.8)	2.8	(4.6)
January				(9.6)	2.2	(11.8)	(2.4)	2.2	(4.6)

Q3				(6.8)	2.7	(9.5)	(2.0)	2.6	(4.6)

February				(7.9)	2.2	(10.1)	(5.2)	2.1	(7.3)
March				(7.2)	1.2	(8.4)	(4.3)	2.6	(6.9)
April				(6.4)	1.2	(7.6)	(6.0)	2.6	(8.6)

Q4				(7.1)	1.5	(8.6)	(5.3)	2.4	(7.7)

Fiscal year				(7.2)	2.4	(9.6)	(2.4)	3.2	(5.6)
•	Key restaurant sales data (core restaurants only):

	Bob Evans
	Restaurants	Mimi’s
Average annual store sales ($) — FY09	$1,779,000	$3,094,000

Q1 FY10 day part mix (%):
Breakfast	32%	21%
Lunch	37%	40%
Dinner	31%	39%

Q1 FY10 check average ($)	$8.14	$10.67
•	Quarterly restaurant sales by concept:

	Q1 2010	Q1 2009
Bob Evans Restaurants	$257,922	$264,634
Mimi’s Cafes	101,893	103,509

Total	$359,815	$368,143
Fiscal 2010 — Quarter 1 p 5

Food Products Q1 Review:
•	Net sales decreased 3.4% ($69.7 million vs. $72.1 million).

•	Comparable pounds sold decreased 3%.

•	Operating income decreased 20.3% ($4.8 million vs. $6.0 million).

•	Operating margin was 6.8% compared to 8.3%.

•	Average sow cost increased 51% ($43.00 per cwt vs. $29.00 per cwt). Historical sow cost review (average cost per hundredweight):

Fiscal Year	Q1	Q2	Q3	Q4	Average
2010	$43.00				$43.00
2009	$29.00	$51.00	$49.00	$51.00	$45.00
2008	$42.00	$40.00	$31.00	$27.00	$35.00
2007	$37.00	$41.00	$39.00	$36.00	$38.00
•	Comparable pounds sold review:

Fiscal Year	Q1	Q2	Q3	Q4	Average
2010	(3%)				(3%)
2009	13%	11%	(6%)	3%	6%
2008	4%	2%	8%	5%	5%
2007	13%	11%	4%	5%	8%
•	Net sales review (dollars in thousands):

	Q1	Q1
	2010	2009
Gross sales	$82,134	$88,924

Less: promotions	(11,831)	(15,193)

Less: returns and slotting	(638)	(1,587)

Net sales	$69,665	$72,144
Fiscal 2010 — Quarter 1 p 6

Balance Sheet Summary:

(in thousands)	Jul. 24, 2009	Apr. 24, 2009
Cash and equivalents	$21,902	$13,606
Other current assets	64,656	66,654
Net property, plant and equipment	997,856	1,002,692
Goodwill and other intangible assets	43,699	43,904
Other non-current assets	23,525	20,792

Total assets	$1,151,638	$1,147,648

Current portion of long-term debt	$26,904	$26,904
Line of credit	67,000	67,000
Other current liabilities	137,343	151,901
Long-term debt	176,192	176,192
Other long-term liabilities	129,459	127,945
Stockholders’ equity	614,740	597,706

Total liabilities and equity	$1,151,638	$1,147,648
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Certain statements in this report that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events. We discuss these factors and events, along with certain other risks, uncertainties and assumptions, under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 24, 2009, and in our other filings with the Securities and Exchange Commission. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. Predicting or identifying all such risk factors is impossible. Consequently, investors should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.
Fiscal 2010 — Quarter 1 p 7